Prospectus supplement dated October 13, 2021
to the following prospectus(es):
Waddell & Reed Advisors Select Plus Annuity, Waddell & Reed Advisors Select Preferred, Waddell & Reed Protection VUL - New York, Waddell & Reed Accumulation VUL - New York, Waddell & Reed Protection VUL and Waddell & Reed Accumulation VUL prospectuses dated May 1, 2021
Waddell & Reed Advisors Select Preferred (2.0) and Waddell & Reed Advisors Select Preferred NY (2.0) prospectuses dated May 1, 2019
Waddell & Reed Advisors Select Reserve Annuity prospectus dated May 1, 2016
Waddell & Reed Advisors Select Income Annuity prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are hereby made to the prospectus:
At a meeting on September 13, 2021, the Board of Trustees (the "Board") of Ivy Funds and the Ivy Variable Insurance Portfolios, the Board approved the liquidation (the "Liquidation") pursuant to which the Ivy Variable Insurance Portfolios – Delaware Ivy Global Bond: Class II and Ivy Variable Insurance Portfolios – Delaware Ivy Government Money Market: Class II (the "Funds") will be liquidated. The liquidation is expected to occur on or about November 15, 2021 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about September 30, 2021, the Funds will no longer be available for purchase or exchanges by new investors.
•	Shareholders of the Funds may continue to make purchases until five (5) business days (anticipated to be on or about November 8, 2021) prior to the Liquidation Date.
•	Prior to the Liquidation Date and pursuant to the terms of your contract, you may exchange your shares of the Funds for shares of the same class of any other Delaware Ivy Fund by Macquarie.
•	On or about the Liquidation Date, any remaining assets of the Funds will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class II (the "Acquiring Fund").
•	After the Liquidation Date, any and all references in the prospectus to the Funds are deleted and replaced with the Acquiring Fund.
Accordingly, Appendix A: Underlying Mutual Fund Information is amended to close the following:
Ivy Variable Insurance Portfolios - Delaware Ivy Global Bond: Class II (formerly, Ivy Variable Insurance Portfolios - Global Bond: Class II)
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective November 8, 2021
Investment Advisor:	Delaware Management Company
Sub-advisor:	Macquarie Investment Management Global Limited, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Europe Limited
Investment Objective:	To seek to provide a high level of current income. Capital appreciation is a secondary objective.
PROS-0618

Ivy Variable Insurance Portfolios - Delaware Ivy Government Money Market: Class II (formerly, Ivy Variable Insurance Portfolios - Government Money Market: Class II)
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective November 8, 2021
Investment Advisor:	Delaware Management Company
Investment Objective:	To seek to provide current income consistent with maintaining liquidity and preservation of capital.
Accordingly, Appendix A: Underlying Mutual Fund Information is amended to add the following:
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.
PROS-0618
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